# AGREEMENT FOR COMPREHENSIVE COOPERATION BETWEEN MR. DAT MINH DOAN AND PHILUX GLOBAL GROUP INC

# THỎA THUẬN HỢP TÁC TOÀN DIỆN GIỮA ÔNG ĐOÀN MINH ĐẠT VÀ PHILUX GLOBAL INC

This Agreement for Comprehensive Collaboration (hereinafter referred to as the "Agreement") is made as of the 8th day of December 2023 ("The Effective Date"), by and between:

*Thỏa thuận Hợp tác Toàn diện này (sau đây gọi là "Thỏa thuận") được lập vào ngày 8 tháng 12 năm 2023 ("Ngày có hiệu lực"), bởi và giữa:*

**MR. DAT MINH DOAN,** an individual, Vietnamese Passport number C7466500, issued June 10, 2019, with principal residence address at 944/57A, 30 Thang 4 Street, Ward 11, Vung Tau City, Ba Ria Vung Tau Province, Vietnam, hereinafter referred to as "INVENTOR",

***ÔNG ĐOÀN MINH ĐẠT,*** *một cá nhân, Hộ chiếu Việt Nam số C7466500, cấp ngày 10 tháng 6 năm 2019, có địa chỉ thường trú chính tại 944/57A, đường 30 Tháng 4, Phường 11, TP Vũng Tàu, Tỉnh Bà Rịa Vũng Tàu, Việt Nam, sau đây gọi tắt là "INVENTOR", and/và*

**PHILUX GLOBAL GROUP INC.** (f/k/a PHI GROUP, INC.), a corporation duly organized and existing under and by the virtue of the laws of the state of Wyoming U.S.A., Registration ID 2017-000769478, with principal business offices at 2323 Main Street, Irvine, CA 92614, U.S.A., represented by Mr. Henry D. Fahman, its Chairman and Chief Executive Officer, hereinafter referred to as "PGG".

**PHILUX GLOBAL GROUP INC.**, (trước đây gọi là PHI GROUP, INC.) là công ty được thành lập tại và hiện hữu theo luật pháp bang Wyoming, Hoa Kỳ, Mã số Đăng ký 2017-000769478, có trụ sở chính tại số 2323 Main Street, Irvine, CA 92614, Hiệp Chủng Quốc Hoa Kỳ, do Ông Henry D. Fahman, Chủ tịch Hội đồng Quản trị kiêm Giám đốc Điều hành làm đại diện, sau đây được gọi là "PGG".

**WITNESSETH:**

**WHEREAS,** INVENTOR and PGG desire to establish a bona fide professional association with each other based on respect, trust, integrity, and mutual benefits as the basis for cooperation regarding business activities of both parties, including but not limited to business development, finance, manufacturing, operation, marketing, capital raising, corporate governance, etc.

**CHỨNG KIẾN:**

**XÉT RẰNG,** INVENTOR và PGG mong muốn thiết lập một mối quan hệ chuyên nghiệp thực sự với nhau dựa trên sự tôn trọng, tin cậy, trung thực và lợi ích lẫn nhau làm cơ sở cho sự hợp tác liên quan đến các hoạt động kinh doanh của cả hai bên, bao gồm nhưng không giới hạn các lĩnh vực phát triển kinh doanh, tài chính, sản xuất, điều hành, tiếp thị, huy động vốn, quản trị công ty, v.v…

NOW THEREFORE, in consideration of the terms, promises, conditions and mutual covenants herein contained, and each intending to be legally bound hereby, INVENTOR and PGG are parties to this Agreement and agree as follows:

VÌ VẬY, khi xem xét các điều khoản, hứa hẹn, điều kiện và các giao ước chung có trong đây, và mỗi Bên có ý định ràng buộc hợp pháp qua đây, INVENTOR và PGG là các Bên trong Thỏa thuận này và cùng đồng ý như sau:

**ARTICLE 1. Scope of cooperation**

INVENTOR and PGG hereby agree to jointly cooperate in the following fields, as the case may be:

***ĐIỀU 1. Phạm vi Hợp tác***

*INVENTOR và PGG đồng ý cùng nhau hợp tác trong các lĩnh vực sau đây, tùy trường hợp thích hợp:*

1) Applying the INVENTOR's proprietary inventions that are specifically designed to exploit the earth's available geomagnetic energy to generate energy and store energy without using an energy storage system (ESS).

*Ứng dụng các sáng chế riêng của INVENTOR được thiết kế đặc thù tận dụng năng lượng địa từ sẵn có của trái đất để phát năng lượng và lưu trữ năng lượng mà không cần dùng hệ thống lưu trữ năng lượng (ESS).*

2) Producing and providing generators using the earth's available geomagnetic energy.

*Sản xuất và cung cấp máy phát điện ứng dụng năng lượng địa từ sẵn có của trái đất.*

3) Producing engines (spaceships, airplanes, ships, cars, trains, motorcycles, etc) powered by the earth's available geomagnetic energy.

*Sản xuất các loại động cơ (tàu vũ trụ, máy bay, tàu thủy, xe hơi, tàu hỏa, xe máy, v.v...) chạy bằng năng lượng địa từ sẵn có của trái đất.*

4) Developing additional multiple new technologies.

*Phát triển thêm nhiều công nghệ mới.*

**ARTICLE 2. Relationship**

The relationship established between INVENTOR and PGG by this Agreement shall be construed as exclusive with respect to the scope of coopeation mentioned in Article 1 above. Except as expressly provided in this Agreement, INVENTOR and PGG shall have the right to independently engage in any other business activities with other entities and individuals as they see fit.

***ĐIỀU 2. Mối Quan hệ***

Mối quan hệ được thiết lập giữa INVENTOR và PGG theo Thỏa thuận này sẽ được hiểu là độc quyền khi nói đến phạm vi hợp tác được đề cập trong Điều 1 ở trên. Ngoài quy định rõ ràng trong Thỏa thuận này, INVENTOR và PGG sẽ có quyền tham gia độc lập vào bất kỳ hoạt động kinh doanh nào với các thực thể và cá nhân khác khi họ thấy phù hợp.

**ARTICLE 3. Roles, Responsibilities and Benefits**

The Parties agree to use Philux Global Energy, Inc., a Wyoming corporation and wholly-owned subsidiary of Philux Global Group, Inc., Registration Number 2022-001066221, incorporated on January 3, 2022, as the operating company to commercialize energy-related products based on the proprietary researches and developments of INVENTOR.

INVENTOR shall serve as the Chief Technology Officer of Philux Global Energy, Inc. and transfer certain intellectual properties related to energy generation and energy storage using the earth's available geomagnetic energy to Philux Global Energy, Inc. to be patented jointly under the name of the INVENTOR and Philux Global Energy, Inc. for commercialization.

INVENTOR and PGG each will hold fifty percent (50%) of the initial Common Stock of Philux Global Energy, Inc.

PGG will promptly pay INVENTOR an initial amount of two hundred fifty thousand U.S. dollars (USD 250,000) upon satisfactory review of INVENTOR's technologies to date by PGG's management or authroized representative following the signing of this Agreement.

Other stipulations regarding the roles, responsibilities and benefits of each party in connection with this Agreement and/or any other particular joint projects or business undertakings shall be detailed in subsequent agreements for such projects and/or undertakings.

***ĐIỀU 3. Vai trò, Trách nhiệm và Lợi ích***

*Các Bên đồng ý sử dụng Philux Global Energy, Inc., một công ty ở Wyoming và là công ty con thuộc sở hữu hoàn toàn của Philux Global Group, Inc., Số đăng ký 2022-001066221, được thành lập vào ngày 3 tháng 1 năm 2022, làm công ty điều hành để thương mại hóa các sản phẩm liên quan đến năng lượng dựa trên nghiên cứu và phát triển độc quyền của INVENTOR.*

*INVENTOR sẽ đóng vai trò là Giám đốc Công nghệ của Philux Global Energy, Inc. và sẽ chuyển giao một số tài sản trí tuệ nhất định liên quan đến sản xuất năng lượng và lưu trữ năng lượng ứng dụng năng lượng địa từ sẵn có của trái đất cho Philux Global Energy, Inc. để đăng ký bằng sáng chế chung dưới tên của INVENTOR và Philux Global Energy, Inc. cho việc thương mại hóa .*

*INVENTOR và PGG, mỗi bên sẽ nắm giữ năm mươi phần trăm (50%) Cổ phiếu Phổ thông ban đầu của Philux Global Energy, Inc.*

*PGG sẽ nhanh chóng thanh toán cho INVENTOR số tiền ban đầu là hai trăm năm mươi nghìn đô la Mỹ (250.000 USD) sau khi lãnh đạo hoặc đại diện được ủy quyền của PGG đánh giá thỏa đáng về sự phát triển công nghệ của INVENTOR cho đến nay sau khi ký Thỏa thuận này.*

*Tài khoản: 0888252449 tại Ngân hàng VP Bank Việt Nam*

*Chủ tài khoản ; Đoàn Minh Đạt*

*Các quy định khác về vai trò, trách nhiệm và lợi ích của mỗi bên liên quan đến Thỏa thuận này và/hoặc bất kỳ dự án hoặc công việc kinh doanh chung cụ thể nào khác sẽ được nêu chi tiết trong các thỏa thuận tiếp theo cho các dự án và/hoặc công việc đó.*

**ARTICLE 4. Other Mutual Warranties**

Both PGG and INVENTOR hereby mutally warrant that the intellectual properties and technologies that have been developed or will have been developed by INVENTOR shall never be used for warfare purposes under any circumstances.

PGG warrants and commits itself to take Philux Global Energy, Inc. (PGE) public in the U.S. Stock Markets, particularly Nasdaq, within one year or as soon as possible based on PGE's progress and growth.

***ĐIỀU 4. Các bảo đảm lẫn nhau khác***

*PGG và INVENTOR theo đây cùng bảo đảm rằng các tài sản trí tuệ và công nghệ đã được phát triển hoặc sẽ được phát triển bởi INVENTOR sẽ không bao giờ được sử dụng cho mục đích chiến tranh trong bất kỳ trường hợp nào.*

*PGG bảo đảm và cam kết đưa Philux Global Energy, Inc. (PGE) thành công ty đại chúng giao dịch trên Thị trường Chứng khoán Hoa Kỳ, đặc biệt là Nasdaq, trong vòng một năm hoặc sớm nhất có thể được dựa trên tiến độ và tăng trưởng của PGE.*

**ARTICLE 5. Term**

This Agreement shall be effective upon signing for perpetuity from the date hereof unless terminated in writing by the Parties herein.

***ĐIỀU 5. Kỳ hạn***

*Thỏa thuận này sẽ có hiệu lực kể từ ngày ký cho đến vĩnh viễn trừ khi các Bên chấm dứt bằng văn bản.*

**ARTILCE 6. Governing Law**

This Agreement shall be governed and construed in accordance with the laws of the Socialist Republic of Vietnam and the State of Wyoming, U.S.A.

***ĐIỀU 6. Luật chi phối***

*Thỏa thuận này được chi phối và giải thích bởi luật của nước Cộng Hòa Xã Hội Chủ Nghĩa Việt Nam và bang Wyoming, Hoa Kỳ.*

**ARTICLE 7. Covenant of Good Faith**

The parties agree that their relationship is based upon good faith and fair dealing and that good faith is of the essence of this Agreement. All information provided by either party to the other will be accurate and complete to the best knowledge and belief of the disclosing party, and each party will act in good faith in fact in all dealings with the other party and its affiliates and contacts.

***ĐIỀU 7. Cam kết về tính trung thực***

*Các Bên đồng ý rằng mối quan hệ trong Thỏa thuận này dựa trên sự thiện chí và công bằng và sự thiện chí là yếu tố then chốt của Thỏa thuận này. Tất cả các thông tin được cung cấp qua lại giữa hai Bên phải chính xác, đầy đủ, theo sự hiểu biết chính xác nhất của mình và tin tưởng lẫn nhau. Mỗi Bên sẽ thể hiện thiện chí và sự thật với nhau trong tất cả các giao dịch lẫn nhau và với các thành viên, liên hệ của mỗi Bên.*

**ARTICLE 8. Notices**

All notices, requests, or other communications pursuant to this Agreement shall be in writing or by facsimile transmission and shall be deemed to have been duly given (i) on the date of service, if delivered in person or by facsimile transmission; or (ii) seven business day after sending by express international delivery services; or (iii) fifteen business days after mailing by first class, registered or certified mail, postage prepaid, and properly addressed as follows:

***ĐIỀU 8. Thông báo***

*Tất cả các thông báo, yêu cầu hoặc các thông tin khác giữa hai Bên được quy định trong Thỏa thuận này được làm thành văn bản hoặc chuyển bằng fax và được xem như đã chính thức chuyển giao cho nhau (i) vào cùng ngày gửi, nếu chuyển trực tiếp hoặc bằng tay bằng fax; hoặc (ii) 7 (ngày) ngày làm việc sau khi gửi dịch vụ chuyển phát nhanh quốc tế; hoặc (iii) 15 (mười lăm) ngày làm việc sau khi gửi thư tín hạng nhất, thư đảm bảo, thanh toán trước bởi người gửi và gửi đến địa chỉ người nhận như sau:*

**If to MR. DAT MINH DOAN**

Mr. Dat Minh Doan
Address: 944/57A 30 Thang 4 Street, Ward 11
Vung Tau City, Ba Ria Vung Tau Province, Vietnam
Telephone: +84 888 252 449
E-mail: diencuatroicho@gmail.com

Name of bank: Viet Nam Prosperity Joint Stock Commercial Bank ( VP Bank )
Account Holder Name: Doan Minh Dat
Account Number: 0888252449

***Nếu gửi đến ÔNG ĐOÀN MINH ĐẠT***

*Ông Đoàn Minh Đạt*
*Địa chỉ: 944/57A đường 30 tháng 4, Phường 11*
*TP Vũng Tàu, Tỉnh Bà Rịa Vũng Tàu, Việt Nam*
*Điện thoại: +84 888 252 449*
*Email: diencuatroicho@gmail.com*

*Tên Ngân Hàng: Ngân Hàng Thương Mại Cổ Phần Việt Nam ( VP Bank )*
*Tên Chủ Tài Khoản: Đoàn Minh Đạt*
*Số Tài Khoản: 0888252449*

**If to PHILUX GLOBAL GROUP INC.**

Attn: Henry D. Fahman
Address: 2323 Main Street,
Irvine 92614, U.S.A.
Telephone: + 1 (714) 793-9227
Facsimile: +1 (657) 204-2692
E-mail: henry@philuxglobal.com

PHILUX Capital Advisors Bank Account: (a subsidiary of PHI Group, Inc.)
Name of Bank: BANK OF THE WEST – BNP BARIBAS
Bank Address: 6881 Warner Avenue, Huntington Beach, CA 92647, U.S.A.
Account Name: PHILUX CAPITAL ADVISORS, INC.
Account Address: 15272 Flintridge Lane, Huntington Beach, CA 92647, U.S.A.
ABA Routing Number: 121100782
SWIFT Code: BWSTUS66
Account Number: 068423706

***Nếu gửi đến PHILUX GLOBAL GROUP INC.***

*Lưu ý: Henry D Fahman*
*Địa chỉ: 2323 Main Street,*
*Irvine 92614, U.S.A.*
*Điện thoại: + 1 (714) 642-0571*
*Fax: +1 (657) 204-2692*
*E-mail: henry@philuxglobal.com*

*Tên tài khoản PHILUX Capital Advisors, Inc.: (một công ty con của PHI Group, Inc.)*
*Tên ngân hàng: BANK OF THE WEST – BNP BARIBAS*
*Địa chỉ ngân hàng: 6881 Warner Avenue, Huntington Beach, CA 92647, U.S.A.*
*Tên Tài khoản: PHILUX CAPITAL ADVISORS, INC.*
*Địa chỉ tài khoản: 15272 Flintridge Lane, Huntington Beach, CA 92647, U.S.A.*
*Mã số ABA: 121100782*
*Mã SWIFT: BWSTUS66*
*Số tài khoản: 068423706*

or at such other address as the party affected may designate in a written notice to such other party in compliance with this paragraph.

**ARTILCE 9. Counterparts**

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but of which together shall constitute one and the same instrument. A faxed or emailed signature shall be acceptable as an original legal signature.

***ĐIỀU 9. Các bản sao***

*Thỏa thuận này có thể được ký đồng thời thành hai hay nhiều bản sao, mỗi bản sẽ được xem như bản gốc, nhưng sẽ cùng nhau cấu thành nên một bản gốc và cùng một văn kiện. Bản fax hay chữ ký điện tử cũng được chấp thuận như là bản gốc có chữ ký sống.*

**ARTICLE 10. Indemnification**

Each party shall hold the other party harmless from and against, and shall indemnify the other party for, any liability, loss and costs, and expenses or damages however caused by reason of any injury (whether to body, property, personal or business character, or reputation) sustained by any person or to any person or property by reason of any act of neglect, default or omission of it or any of its agents, employees, or other representatives arising out of or in relation to this Agreement. Nothing herein is intended to nor shall it relieve either party from liability for its own act, omission or negligence. All remedies provided by law or in equity shall be cumulative and not in the alternative.

***ĐIỀU 10. Bồi hoàn***

*Mỗi Bên sẽ giữ cho Bên còn lại không bị tổn hại, và sẽ bồi thường cho Bên còn lại đối với bất kỳ trách nhiệm pháp lý, tổn thất và phí tổn, và các chi phí hoặc thiệt hại gây ra bởi bất kỳ tổn hại nào (bất luận đối với cơ thể, tài sản, tính cách cá nhân hay đặc tính kinh doanh, hoặc danh tiếng) gánh chịu bởi bất cứ cá nhân nào hoặc cho bất kỳ cá nhân hay tài sản nào do bất cứ hành động bỏ bê, bỏ cuộc hoặc bỏ sót của Bên vi phạm, hay từ bất kỳ đại lý, nhân viên hoặc đại diện khác của Bên vi phạm mà phát sinh từ hoặc liên quan đến Thỏa thuận này.*

*Không có nội dung nào ở đây có ý định cũng như nhằm miễn trừ trách nhiệm cho bất kỳ Bên nào đối với hành động, thiếu sót hoặc sơ suất của Bên đó. Tất cả các biện pháp khắc phục được quy định bởi pháp luật hay luật công lý sẽ mang tính lũy tích và không phải là lựa chọn để thay thế.*

**ARTICLE 11. No Violation**

Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate any provision of the charter or by-laws of INVENTOR and PGG, or any commitments and obligations on the part of INVENTOR and PGG or violate, or be in conflict with, or constitute a default under, any Agreement or commitment to which INVENTOR and PGG are a party to, or violate any statute or law or any judgment, decree, order, regulation or rule of any court or government authority.

***ĐIỀU 11. Không vi phạm***

*Sự ký kết và chuyển giao Thỏa thuận này cũng như sự thực hiện dịch vụ được đề ra ở đây không vi phạm bất cứ điều khoản nào của giấy phép đăng ký kinh doanh hay điều lệ công ty của INVENTOR và PGG, cũng không vi phạm bất cứ sự cam kết và trách nhiệm nào của INVENTOR và PGG, hoặc xung đột, vi phạm bất cứ thỏa thuận hoặc cam kết nào mà INVENTOR hoặc PGG là một thành phần có liên hệ, hoặc vi phạm bất cứ điều khoản luật pháp, phán quyết, chỉ thị, lệnh, quy định, hoặc điều lệ nào của tòa án hoặc giới chức chính quyền.*

**ARTICLE 12. Consents**

No consent of any person, other than the signatories hereto, is necessary to the consummation of the transactions contemplated hereby including, without limitation, consents from parties to loans, contracts, leases or other Agreements and consents from government agencies, whether federal, state, province or local, except where required by law or other binding agreements.

***ĐIỀU 12. Sự đồng ý***

*Ngoại trừ hai Bên ký tên dưới đây, không cần sự đồng ý của bất cứ người nào để thực hiện dịch vụ được đề ra trong Thỏa thuận này, bao gồm nhưng không giới hạn sự thỏa thuận của các Bên có liên hệ đến các khoản vay mượn, hợp đồng, cho thuê, hoặc các thỏa thuận hay sự đồng ý của cơ quan chính quyền trung ương, bang, tỉnh hoặc địa phương, ngoại trừ trường hợp luật pháp đòi hỏi hoặc các thỏa thuận ràng buộc khác.*

**ARTICLE 13. Assignment**

This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party without the prior written consent of the other party, except by operation of law.

***ĐIỀU 13. Chuyển nhượng***

*Thỏa thuận này và tất cả các điều khoản trong đây sẽ có tính cách ràng buộc và mang lại lợi ích cho các Bên ở đây cũng như cho các người thừa kế và người được phép chỉ định của mỗi Bên, nhưng mỗi Bên phải có sự đồng ý bằng văn bản của Bên kia trước khi chuyển nhượng quyền hạn, quyền lợi hoặc trách nhiệm của mình cho các thành phần khác, ngoại trừ do hoạt động của các quy định pháp luật.*

**ARTILCE 14. Authority to Execute This Agreement**

The Parties to this Agreement declare that they have full authority to execute this document and accordingly to be fully bound by the terms and conditions herein.

**IN WITNESS WHEREOF**, the Parties hereto have caused this Agreement to be executed by their authorized representative as of the date first set forth above.

***ĐIỀU 14. Quyền ký kết Thỏa thuận này***

*Các Bên trong Thỏa thuận này tuyên bố rằng mình có đầy đủ quyền hạn để ký văn bản này và do đó sẽ chịu ràng buộc toàn bộ bởi những điều khoản và điều kiện trong Thỏa thuận này.*

*TRƯỚC SỰ CHỨNG KIẾN, các Bên theo đây đã ký Thỏa thuận này bởi đại diện có thẩm quyền của họ vào ngày đã nêu ra trong phần đầu.*

Date: December 08, 2023
*Ngày:08 tháng 12 năm 2023*

**REPRESENTATIVE**
***ĐẠI ĐIỆN***

**MR. DAT MINH DOAN**
***ÔNG ĐOÀN MINH ĐẠT***

By: ______________________
Mr. Đat Minh Doan, an individual
*Do: Ông Đoàn Minh Đạt, một cá nhân*

Date: December 08, 2023
*Ngày: 08 tháng 12 năm 2023*

**REPRESENTATIVE**
***ĐẠI DIỆN***

**PHILUX GLOBAL GROUP INC.**
***PHILUX GLOBAL GROUP INC.***

By: ______________________
Henry D Fahman, Chairman & CEO
*Do: Henry D Fahman*
*Chủ tịch HĐQT & Tổng Giám Đốc*

PHILUX GLOBAL GROUP CORPORATE SEAL 1982 WYOMING

**WITNESS**
**CHỨNG KIẾN**

By: ______________________
Jack Vo, Vice President
*Võ Đình Hoàng, Phó Giám Đốc*
Philux Global Group, Inc.

---

**WITNESS**
**CHỨNG KIẾN**

By: ______________________
Mrs,Nguyễn Thị Thanh Thủy
*Legal Manager for Inventor (Mr.Dat Doan Minh)*
MagQER Brand ( Trademark in Vietnam)